Exhibit 99.5

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                               INVESTORS AGREEMENT

                                      among


                           BERLITZ INTERNATIONAL, INC.

                                       AND

                           APOLLO MANAGEMENT IV, L.P.


                           ---------------------------

                           Dated as of October 2, 1998

                           ---------------------------

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                               INVESTORS AGREEMENT


         INVESTORS AGREEMENT, dated as of October 2, 1998 (this "Agreement"), among Berlitz International, Inc., a New York corporation (the "Company"), and Apollo Management IV, L.P., a Delaware limited partnership ("Apollo"), on behalf of Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P.

         WHEREAS, the Company and Apollo have entered into the Purchase Agreement, dated as of October 2, 1998 (the "Purchase Agreement"), pursuant to which the Company is issuing and selling $100 million aggregate principal amount of convertible exchangeable subordinated debentures due 2010, Series A of the Company (the "Debentures") to Apollo;

         WHEREAS, the Debentures are convertible at any time at the option of Apollo, in part or in whole, into shares of Common Stock as provided for in the Purchase Agreement; and

         WHEREAS, the execution and delivery of this Agreement is a condition to the closing of the Purchase Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

         "Affiliate" has the meaning assigned such term in the Purchase
Agreement.

         "Board" means the Board of Directors of the Company.

         "Closing" and "Closing Date" have the meaning assigned such terms in the Purchase Agreement.

         "Common Stock" means common stock, par value $.10 per share, of the Company or any other capital stock of the Company into which such stock is reclassified or reconstituted.

         "Conversion Price" has the meaning assigned such term in the Purchase Agreement.

         "Converted Shares" means the actual shares of Common Stock received by Apollo upon conversion of, some or all of, the Debentures.
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         "Fixed Rate Debentures" has the meaning assigned such term in the
Purchase Agreement.

         "Initial Interest" means the aggregate number of shares of Common Stock into which the Debentures held by Apollo may be converted as of the Closing Date.

         "Investor Directors" means any person nominated by Apollo who is elected to the Board pursuant to this Agreement.

         "Issue Date" means the date of the Closing.

         "Liquidation" means the liquidation under applicable bankruptcy or reorganization legislation, or the dissolution or winding up, of the Company.

         "Person" has the meaning assigned such term in the Purchase Agreement.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Shares" means the aggregate amount of the Converted Shares held by Apollo and the Converted Shares Apollo has the right to receive.

         "Share Price" means, as of any date, the closing price of the Common Stock as reported in the Wall Street Journal on the last day of trading immediately preceding such date.

         "Stockholders" mean all the holders of Common Stock and "Stockholder" shall mean any such Person.

         "Subsidiary" has the meaning assigned such term in the Purchase Agreement.

         "Transfer" has the meaning assigned such term in Section 4.2.

         2. Corporate Governance.

                  2.1 Initial Composition. Effective at the Closing, the Company shall cause the Board to be increased from ten directorships to twelve directorships (one of which new directorships shall be elected for an initial term expiring at the Company's annual meeting of Stockholders in 1999 and the other shall be elected for an initial term expiring at the Company's annual meeting of Stockholders in 2000). Effective at the Closing, the Board shall elect the Investor Directors to fill the vacancies created in accordance with this Section 2.1.
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                  2.2 Election of Directors.

                           2.2.1 So long as Apollo continues to own Shares that
represent at least 50% of the Initial Interest, Apollo shall have the right to nominate two persons for election to the Board.

                           2.2.2 So long as Apollo owns Shares that represent at
least 25% but less than 50% of the Initial Interest, Apollo shall have the right to nominate one person for election to the Board. At such time as Apollo owns Shares that represent less than 50% of the Initial Interest, the Board shall be reduced from twelve directorships to eleven directorships and if two Investor Directors are serving at such time, one Investor Director nominated by Apollo shall resign from the Board.

                           2.2.3 If, at any time, Apollo owns Shares that
represent less than 25% of the Initial Interest, Apollo shall no longer be entitled to nominate persons for election to the Board and if an Investor Director is serving at such time, such Investor Director shall resign from the Board. At such time as Apollo owns Shares that represent less than 25% of the Initial Interest, the Board may be reduced or increased at the option of the Company.

                  2.3 Removal and Replacement of Directors.

                           2.3.1 Removal of Investor Directors. If at any time
Apollo notifies the Board of its wish to remove any Investor Director, the Board shall vote so as to remove such Investor Director in accordance with the Company's Bylaws.

                           2.3.2 Replacement of Directors. If at any time, a
vacancy is created on the Board by reason of the incapacity, death, removal or resignation of any Investor Director, then Apollo shall designate an individual to fill such vacancy until the next meeting of Stockholders.

                  2.4 Investor Directors.

                           2.4.1 The Investor Directors shall receive notice of
each meeting of the Board at the same time and in the same manner as other members of the Board..

                           2.4.2 The Investor Directors shall be entitled to
compensation and indemnification rights similar to those of other non-employee directors of the Company. The Company shall at all times maintain a directors' and officers' insurance policy covering the Investor Directors that provides in the aggregate substantially no less coverage than the policy covering the current directors of the Company as of the date of this Agreement.
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         3. Certain Actions of the Company.

                  3.1 Actions of the Company. Subject to Section 3.2, the Company shall not take, approve or otherwise ratify any of the following actions (whether occurring in one or a series of related transactions) without the approval of at least one of the Investor Directors present at a meeting of the Board duly called:

                           (i) any Transfer (as defined in Section 4.2) to another Person of any of the assets of the Company which will result in aggregate gross proceeds to the Company in excess of $50 million;

                           (ii) any acquisition by the Company of assets if the aggregate value of the consideration paid by the Company is in excess of $50 million;

                           (iii) (x) any transaction, merger or consolidation of the Company or any of its subsidiaries into or with one or more Persons or (y) any transaction, merger or consolidation of one or more Persons into or with the Company or any of its subsidiaries if, in either such case, the aggregate value of the consideration received or paid by the Company is in excess of $50 million;

                           (iv) any transaction entered into after the date hereof between the Company, on the one hand, and any Affiliate of the Company (other than a Subsidiary of the Company), on the other hand, if the aggregate value of the consideration received or paid by the Company is in excess of $5 million, other than (x) transactions substantially similar to those transactions set forth on Annex A and
         (y) the Company's repurchase of Benesse's interest in Berlitz Japan, in whole or in part, provided, that, the purchase price and the terms of the repurchase are approved by the Disinterested Directors of the Board, the Board and Apollo; provided further, that, if Apollo disagrees with the Company's valuation of the consideration received or paid by the Company in any such transaction, such disagreement shall be submitted to an independent investment banker agreed to by Apollo and the Company for resolution as soon as practicable.

                           (v) the creation, incurrence, guarantee, assumption or refinancing of any additional indebtedness for borrowed money which
         (i) has an aggregate principal amount in excess of $50 million and (ii) ranks senior in right of payment to the Debentures; provided, however, that the approval of an Investor Director shall not be required for the creation, incurrence, guarantee, assumption or refinancing of indebtedness for borrowed money incurred to finance one or more related acquisitions in which the aggregate value of the consideration paid by the Company in all such related acquisitions does not exceed $50 million in any twelve month period or $100 million in the
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         aggregate. If one of the Investor Directors agrees to vote in favor of a proposed transaction pursuant to Section 3.1(ii), 3.1(iii) or 3.1(iv), the approval of an Investor Director shall not be required for the creation, incurrence, guarantee, assumption or refinancing of any indebtedness in connection with such transaction;

                           (vi) any declaration or payment of any dividend or other payment to holders of securities junior in right of payment to the Debentures (other than scheduled interest and principal payments with respect to any indebtedness of the Company) which, individually or in the aggregate, exceeds (i) 50% of net income of the Company for the 12 months preceding the date of such payment or (ii) $5 million in any 12 month period. For purposes of this clause (vi), "net income" of the Company for any period will be determined on a consolidated basis by reference to the item in the Company's financial statements showing net income for such period.

                           (vii) the issuance of any equity securities of the Company, in a public offering or otherwise; provided, however, the approval of an Investor Director shall not be required (x) for the issuance of Common Stock upon conversion of the Company's Convertible Exchangeable Subordinated Debentures due 2010, Series B (the "Benesse Debentures"), or (y) if at the time of such issuance the Share Price reflects an increase of 10%, compounded annually from the Issue Date, from the Conversion Price; and

                           (viii) the voluntary filing for Liquidation by the Company.

                  3.2 The rights contained in Section 3.1 shall terminate upon the earlier to occur of (i) the fifth anniversary of the Issue Date, and (ii) the date on which Apollo owns Shares that represent, on a fully diluted basis (excluding any additional Common Stock acquired by Benesse Holdings International, Inc., a Delaware corporation ("BHI"), or Benesse Corporation, a Japanese corporation ("Benesse"), or any of their Affiliates after the date hereof other than Common Stock issued upon conversion of any Benesse Debentures), less than 10% of the issued and outstanding Common Stock. The provisions of Section 3.1 shall not apply to any action taken by the Company in accordance with the provisions of the Purchase Agreement, dated as of October 2, 1998 between the Company and BHI, the Benesse Debentures issued thereunder or the Subordinated Promissory Note in aggregate principal amount of $50 million to be issued by the Company to BHI on the Closing Date.
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         4. Transfer of Interest.

                  4.1 Apollo may Transfer any or all of its interest in the Debentures or Converted Shares to any Person provided, that, in each case, such Transfer is made in accordance with this Section 4. Any such Transfer not permitted by the terms of this Section 4 shall be null and void, and the Company is authorized to refuse to transfer ownership on the books of the Company or the transfer agent of any Debentures or Converted Shares Transferred in violation of this Agreement.

                  4.2 Apollo shall have the right to (i) sell, assign, transfer (voluntarily or involuntarily), exchange (by merger or otherwise) or otherwise dispose of or (ii) grant a lien, encumbrance, pledge or other form of security interest (each a "Transfer") in any or all of its interest in the Debentures or Converted Shares, pursuant to the following terms and conditions:

                           (i) Subject to the terms of paragraph (iv) below, Apollo may transfer any or all of its interest in the Debentures or the Converted Shares to an Affiliate of Apollo at any time;

                           (ii) from the date hereof until the first anniversary of the Issue Date, Apollo shall not Transfer any or all of its interest in the Debentures or the Converted Shares (other than to an Affiliate of Apollo) without the consent of the Company, which consent may be unreasonably withheld;

                           (iii) from the first anniversary until the third anniversary of the Issue Date, Apollo shall not Transfer any or all of its interest in the Debentures or the Converted Shares (other than to an Affiliate of Apollo) without the consent of the Company, which consent shall not be unreasonably withheld; and

                           (iv) Apollo shall not Transfer any or all of its interest in the Debentures or the Converted Shares (i) to those entities set forth on Annex B or (ii) if the Board determines that such Transfer is to a Person (including an Affiliate) engaging in a business that is competitive with the business of the Company or a business the Board has taken action to enter or the Company disclosed publicly that it plans to enter and such transfer involves more than 1.0% of the outstanding shares of Common Stock of the Company.

                  4.3 Notwithstanding the provisions of Section 4.2, the obligations of Apollo hereunder (including the transfer restrictions contained in this Section 4) shall be binding upon each transferee to whom Debentures or Converted Shares are transferred, whether or not such Transfer is permitted under the terms of this Agreement, except for Transfers pursuant to a public offering. Prior to consummation of any Transfer, except for Transfers pursuant to a public offering, the
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transferee shall agree in writing to be bound by the terms and conditions of this Agreement. Prompt notice shall be given to the Company by the transferor of any Transfer of Debentures or Converted Shares.

                  4.4 The Company shall cause each certificate representing a Converted Share or a Debenture to contain a legend stating that the Transfer of such Converted Share or Debenture is restricted and subject to the terms and conditions of this Agreement.

                  4.5 In addition to the other restrictions provided for in this Agreement, each holder of Debentures or Converted Shares agrees that it will not, directly or indirectly, Transfer any Debentures or Converted Shares, except as permitted under the Securities Act and other applicable federal or state securities laws.

                  4.6 The transferee of Debentures or Converted Shares (other than an Affiliate of Apollo) shall not be entitled to (i) nominate any person to the Board under Section 2; (ii) any approval rights pursuant to Section 3; or
(iii) participate in a sale of the Company pursuant to Section 5.

         5. Sale of the Company. If the Company intends to pursue a sale of the Company, 80% or more of the shares held by BHI and its Affiliates in the Company or all or substantially all of the assets of the Company, the Company shall (i) retain a nationally recognized investment bank, reasonably acceptable to Apollo, to advise the Company with respect to the sale process; (ii) provide Apollo written notice of the Company's intention to sell the Company or all or substantially all of the assets of the Company prior to retaining potential investment banks or contacting buyers; and (iii) provide Apollo, from time to time as reasonably requested, with reports of the progress of any such sale. Apollo is aware of its obligations under the federal securities laws with respect to any non-public information it obtains pursuant to this Section 5.

         6. Miscellaneous.

                  6.1 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, or sent by facsimile, certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, or sent by facsimile, certified,
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registered or express mail or, if mailed, five days after the date of deposit in the United States mail, as follows:

                       (a) if to the Company:

                           Berlitz International, Inc.
                           400 Alexander Park
                           Princeton, NJ 08540
                           Attn: Robert C. Hendon, Jr.
                           Facsimile: (609) 514-9670

                           with a copy to:

                           Paul, Weiss, Rifkind, Wharton & Garrison
                           1285 Avenue of the Americas
                           New York, NY 10019-6064
                           Attn: Matthew Nimetz
                           Facsimile: (212) 373-2377

                       (b) if to the Investor:

                           Apollo Management IV, L.P.
                           1999 Avenue of the Stars
                           Suite 1900
                           Los Angeles, CA 90067
                           Attn:  Larry Berg
                           Facsimile: (310) 201-4198

                           with a copy to:

                           Sullivan & Cromwell
                           1888 Century Park East, Suite 2100
                           Los Angeles, CA 90067
                           Attn: Alison S. Ressler
                           Facsimile: (310) 712-8800

Any party may, by notice given in accordance with this Section 6.1, designate another address or person for receipt of notices hereunder.

                  6.2 Amendment and Waiver.

                           6.2.1 No failure or delay on the part of any party
hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right,
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power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

                           6.2.2 Any amendment, supplement or modification of or
to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Company and Apollo and (ii) only in the specific instance and for the specific purpose for which made or given.

                  6.3 Specific Performance. The parties hereto intend that each of the parties has the right to seek damages or specific performance in the event that any other party hereto wilfully fails to perform such party's obligations hereunder. Therefore, if any party shall institute any action or proceeding to enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives any claim or defense therein that the plaintiff party has an adequate remedy at law.

                  6.4 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  6.5 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

                  6.6 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  6.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  6.8 Further Assurances. Each of the parties shall, and shall cause their respective Affiliates to, execute such instruments and take such action as
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may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

                  6.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns. This Agreement is not assignable by the Company and is not assignable by Apollo except to an Affiliate of Apollo.

                  6.10 No Third Party Beneficiaries. This Agreement is not intended to, and does not, create any rights or benefits of any Person other than the parties hereto.

                  6.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

                  6.12 Effectiveness. Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall not become effective, and Apollo shall have no rights hereunder, unless and until the purchase and sale of the Debentures pursuant to the Purchase Agreement is consummated.
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         IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.


                                            BERLITZ INTERNATIONAL, INC.


                                            By: /s/ Hiromasa Yokoi
                                            ----------------------
                                            Name:  Hiromasa Yokoi
                                            Title: Chairman, CEO & President


                                            APOLLO INVESTMENT FUND IV, L.P.

                                            By: Apollo Advisors IV, L.P.,
                                                its general partner


                                            By: /s/ Laurence Berg
                                            ---------------------
                                            Name:  Laurence Berg
                                            Title: Partner


                                            APOLLO OVERSEAS PARTNERS IV, L.P.

                                            By: Apollo Advisors IV, L.P.,
                                                its general partner


                                            By: /s/ Laurence Berg
                                            ---------------------
                                            Name:  Laurence Berg
                                            Title: Partner